EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS
 (Unaudited)

	FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$49.4	$9.5
ATWOOD FALCON	39.9	7.5
ATWOOD EAGLE	26.9	14.0
ATWOOD SOUTHERN CROSS	11.7	8.4
ATWOOD AURORA	10.6	5.3
VICKSBURG	9.1	4.4
ATWOOD BEACON	7.9	5.3
SEAHAWK	3.7	5.6
RICHMOND	1.4	4.1
OTHER	-	1.4
	$160.6	$65.5

	FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2010

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$197.4	$37.0
ATWOOD FALCON	154.0	31.5
ATWOOD EAGLE	134.1	53.0
ATWOOD AURORA	46.6	21.7
VICKSBURG	34.2	16.5
ATWOOD BEACON	34.1	27.8
SEAHAWK	27.2	24.6
ATWOOD SOUTHERN CROSS	13.0	18.0
RICHMOND	10.0	14.6
OTHER	-	7.7
	$650.6	$252.4